       LEGG MASON
       -------------------------------------------------------------------------
       SPECIAL INVESTMENT TRUST, INC.



                              QUARTERLY REPORT TO SHAREHOLDERS
                              June 30, 2002
                              Primary Class

                                         [LEGG MASON FUNDS LOGO]

To Our Shareholders,

  The following table summarizes key statistics for the Primary Class of shares of the Legg Mason Special Investment Trust, as of June 30, 2002:

                                                   Total Returns(A)
                                                 ---------------------
                                                               Year to
                                                 3 Months       Date
                                                 --------      -------
Special Investment Trust                         -15.01%       -10.00%
Lipper Mid-Cap Core Funds(B)                     -10.48%        -7.68%
Russell 2000 Index(C)                             -8.35%        -4.70%

  As this letter is written on July 22, 2002, the stock market is continuing its sharp decline. No one can foresee with certainty when the decline will end, particularly since emotions and psychology often become more important than investment fundamentals in times like the present. Ironically, pessimism is being accentuated by some of the same media commentators and market prognosticators who were most bullish at the market peak in early 2000.

  As we did in one of our letters to you following the 1987 market decline, we recommend that investors look at current developments with a long-term perspective. The importance of doing so is illustrated in the just-published, new edition of Professor Jeremy Siegel's classic book, Stocks for the Long Run. The book compares inflation-adjusted total investment returns on U.S. common stocks, bonds and gold over the 200-year period from 1801 to 2001. The figures show that a dollar invested in gold in 1801 would have been worth 98c in purchasing power at the end of 2001. A dollar invested in bonds (with income reinvested) would have been worth $952. But a dollar invested in common stocks (with dividends reinvested) would have grown to $599,605 in purchasing power over that period. Furthermore, Professor Siegel points to "the extraordinary stability of the real return on stocks over all major subperiods: 7.0% per year from 1802 through 1870, 6.6% from 1871 through 1925, and 6.9% since 1926." Past returns are never a guarantee of future performance. But it is important to keep in mind that the historical returns on common stocks mentioned above were achieved despite periodic, and sometimes severe and lengthy, stock market declines.

---------------

(A) Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. No adjustment has been made for any income taxes payable by shareholders. Past performance does not predict future performance.

(B) Average of the 255 funds comprising the Lipper universe of mid-cap core funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap core funds have more latitude in the companies in which they invest. Mid-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P Mid-Cap 400 Index.

(C) Measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

  We believe that investment in common stocks, particularly in common stocks which appear undervalued relative to the overall market, continues to be a sound and sensible strategy for investors who hope to protect and enhance the purchasing power of their capital on a long-term basis.

                                                  Sincerely,

                                                  /s/ JOHN F. CURLEY, JR.

                                                  John F. Curley, Jr.
                                                  Chairman

                                                  /S/ MARK R. FETTING

                                                  Mark R. Fetting
                                                  President

July 22, 2002

Portfolio Manager's Comments

Second Quarter 2002

Market Commentary

  We had a dreadful second calendar quarter. Our Fund lost 15.01% compared to the market's fall of 13.40%. Since the end of the quarter, the market's decline has accelerated, with the popular averages falling an additional 15%. The value of your investment has continued to fall as well, although at a somewhat slower rate than the market since the end of the quarter.

  Over the past year, the S&P 500 has dropped 30%. This twelve-month decline exceeds the largest twelve-month decline in the entire decades of the 1980s and the 1990s. In the two years ending last week, the market is down over 40%. This is an extended bear market by any measure, the worst most investors have ever seen. Few money managers active today were in the markets during the 1973-74 bear market, which saw valuations drop to levels last seen in the Great Depression. From the peak in March of 2000 to the low on July 23, the market's decline equaled that of 1973-74 in magnitude and exceeded it in duration.

  Investors are getting worn out and even experienced long-term investors appear to be rethinking their commitment to equities and re-examining their asset allocations. I have no idea, nor does anyone else, when and at what level the decline will end. The most reliable -- and none are very reliable -- measures of investor sentiment and activity are consistent with past major bottoms. I believed, wrongly, that the lows of September 21 of last year would hold, and I think that would have been right had we not been deluged with scandals beginning with Enron, and continuing with and encompassing a host of well-known companies.

  Valuations have now reached a level on many individual stocks that I think are compelling. It is not surprising that investors are fleeing the market and putting their money in cash and bonds. We saw the same behavior after the 1987 crash. Most people behave the way most other people behave. That is why everyone was buying in 2000 and why they are selling today. July's decline into the July 23rd low was the eighth worst ever, exceeded only by the 1987 crash and a few months during the Great Depression. Such times, not surprisingly, have been exceptional buying opportunities. The overwhelming majority of market participants react to events instead of anticipating, which is why so few achieve even a market rate of return over long periods of time.

  The major indices have dropped to levels last seen in 1998 during the panic bottom that was created by the failure of the hedge fund Long Term Capital Management. Anyone who is now selling stocks at multi-year lows in the third year of a bear market after the worst period in 15 years might want to consider whether this is likely to constitute a successful investment strategy.

  The economy is growing (albeit modestly), earnings are on the rise, unemployment is low, consumers are spending, productivity growth is strong, the Fed is supplying liquidity, and stocks are once again cheap.

  The behavior of the average investor has created an opportunity for the enterprising investor to profit, in my opinion. There is a crisis of confidence, but it is not a secret. One of the first maxims of investing is: if it's in the papers, it's in the price.

  There has been progress in trying to rebuild investor confidence. Leading companies have begun to take the lead in making their income statements better reflect all relevant costs. Auditors are sure to be more vigilant after observing how quickly Arthur Anderson disappeared. The SEC has mandated that CEOs personally certify the integrity of their numbers, and many have already done so.

  Current corporate practice concerning options accounting is sub-standard, but it will improve. In any case, investors can make the appropriate adjustments with the information available. The U.S. accounting system isn't perfect, but our disclosure and transparency sets the standard.

  Prices hover at multi-year lows, as belief is in short supply and risk appears high. Before he was 30 years old, John Maynard Keynes was astute enough to observe:

           What would be a risky investment for an ignorant speculator may be exceptionally safe for the well-informed expert. The amount of risk to any investor practically depends, in fact, upon his degree of ignorance respecting the circumstances and prospects of the investment he is considering.

  While the ignorant speculators sell, I think the well informed will buy.

  Lisa Rapuano, portfolio manager of the Special Investment Trust, has written more about the market and our portfolio activity elsewhere in this report.

                                                  Bill Miller, CFA

August 5, 2002

Portfolio Manager's Comments

Second Quarter 2002

Legg Mason Special Investment Trust, Inc.

  The cumulative results for our Fund for the various periods ended June 30, 2002, were as follows:

                                              THREE
                                             MONTHS    1 YEAR    3 YEARS   5 YEARS
----------------------------------------------------------------------------------
Special Investment Trust Primary
  Class(A)                                   -15.01%   -14.17%    -3.82%   +49.57%

Lipper Mid-Cap Core Funds(B)                 -10.48%   -11.25%   +11.11%   +46.21%
S&P 500 Stock Composite Index(C)             -13.40%   -17.99%   -25.09%   +19.70%
Russell 2000 Index(D)                         -8.35%    -8.60%    +5.09%   +24.28%
S&P Mid-Cap 400 Index(E)                      -9.31%    -4.72%   +21.35%   +80.81%

                                                                      SINCE
                                             10 YEARS   15 YEARS   INCEPTION(F)
-------------------------------------------------------------------------------
Special Investment Trust Primary
  Class(A)                                   +231.41%   +435.53%     +590.83%

Lipper Mid-Cap Core Funds(B)                 +225.92%   +403.39%     +541.73%
S&P 500 Stock Composite Index(C)             +195.11%   +369.93%     +610.68%
Russell 2000 Index(D)                        +182.85%   +258.00%     +366.58%
S&P Mid-Cap 400 Index(E)                     +306.74%   +647.52%     +941.49%

---------------

Source: Lipper Inc.

  The adverse investment environment intensified in the second quarter. For the two quarters preceding this one just finished, we had performance that was not only strongly positive, but was ahead of most of the relative indices. This quarter, however, we had a terrible quarter and lost ground to these other relevant measures to such a degree that even our three-year record is now negative and appears weak relative to our peers. Our five-, ten-, and fifteen-year records remain solid.

  We wrote at the end of our 29% gain in the fourth quarter of 2001, "...remember that the path to good performance is often uneven even though our strategies and

---------------

(A) Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance does not predict future performance

(B) Average of the 255 funds comprising the Lipper universe of mid-cap core funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap core funds have more latitude in the companies in which they invest. Mid-Cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P Mid-Cap 400 Index.

(C) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

(D) Measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

(E) A market-weighted index that represents approximately 10% of the aggregate market value of U.S. domestic companies.

(F) The inception date of the Special Investment Trust Primary Class is December 30, 1985. Index returns are for periods beginning December 31, 1985.

disciplines remain consistent." So, as we were cautioning at that time that such a great recovery was likely to be followed by periods of weakness, we believe periods of weakness like the one we have just experienced create opportunities to purchase greatly undervalued companies and are followed by periods of strength. Market and fund fluctuations are often dramatic and uncomfortable.

  In June, we saw many of the previously "safe havens" in the market weaken. Large, so-called blue chip companies were not immune, mid- and small-cap companies were not immune, no sector was safe from negative sentiment.

  At the same time, the out of favor industries we have recently been buying because of extremely attractive valuations experienced further declines, far past the levels that we believed were reasonably possible.

  Our strategy of trying to balance our portfolio with solid, well run, long-term holdings (such as WellPoint, Radian and Republic Services) with more aggressive, more levered and more out-of-favor holdings that hold a far greater absolute possible return (such as Level 3, Broadwing, Nextel and CNET Networks) had been serving us very well up until June. In times when the market reflected a fearful outlook for the future, the more conservative side of the portfolio gave us a good profile and relative return. In times when the market began to discount some recovery or to lower the astronomical premium currently being put on anything tainted with a hint of risk, our more highly levered, newer positions performed extremely well. In June, however, we saw a more wholesale capitulation, where selling became more widespread. We would characterize it in this way: where we had been seeing a flight to quality, we were now seeing just flight. Investors wanted out. Period.

  Our best performers for the quarter were retail turnaround Big Lots, up 40.1%, our two health services companies, WellPoint and Anthem, up 22.2% and 17.2%, respectively, and our old favorite Amazon.com, up 13.6%. Both Big Lots and Amazon began from very low valuations and experienced dramatic (and long anticipated) fundamental improvement that drove the stock prices, whereas the health care companies benefited from relatively low valuations and dependable, transparent, and consistently excellent results. The solid performers were completely overwhelmed by the negative performance seen in some of our newest holdings. As we have been writing, we have added capital to some of the most out-of-favor industries -- Internet, telecom, merchant energy and wireless -- and these companies' stock prices have been decimated. We continue to believe these opportunities are outstanding and have added to most names at far lower prices than we thought possible. CNET Networks, an Internet content service, was down 63.7%, Broadwing, a telecommunications services company, was down 62.8%, and wireless email provider Research In Motion was down 59.0%.

  We have been early, to say the least, in our optimism for recovery. Fortunately, we have moved our portfolio positions slowly, but each month and quarter we find ourselves slightly more leveraged to a recovery in the economy and the markets. The prices available on some companies considered risky are extreme, but they seem to get more and more extreme. Our strategy remains the same: commit capital to the most undervalued opportunities while prudently balancing the risk of the overall portfolio. We cannot accurately predict absolute trough levels for individual stock prices or for the market as a whole, but we can say that on a company-by-company basis we are again seeing values that are astonishingly low and attractive. These values previously were only available in the perceived risky categories of telecom and other highly leveraged areas, but the most recent sell-off in the market has broadened the range of opportunities significantly.

  The question today is whether there is sufficient evidence to support a belief that economic recovery is not happening (or will not happen). Certainly, sentiment has deteriorated recently in a way that suggests many believe this to be the case. The current wave of corporate scandals has shaken the foundations upon which investors base their judgment, and the third year of negative U.S. equity returns is wearing down investors' patience.

  However, economic statistics continue to look better, company cost-cutting is beginning to show fruit in the form of more stable earnings, and most importantly, the most recent sell-off has finally begun to compress valuations to a level that the overall market is likely undervalued. Company earnings, while not consistent, are stabilizing.

  Accounting quality is still a very big question mark, but we are seeing some signs of improvement. We think very dramatic action needs to be taken to force the issue of stock option accounting and accountability. Outside of the very important options issue, though, we think the general level of accounting presentation is beginning to get better. Conservatism is going up. To explain what we mean, we first need to comment on accounting methods generally.

  In the United States, we use what are called Generally Accepted Accounting Principles, or GAAP. This body of rules governs how companies choose to present their expenses and revenue as well as their capital structure and cash flows. GAAP's underlying principle is accrual accounting -- the numbers are estimated in many cases in order to "match" revenue recognized with the expenses appropriate for generating that revenue. GAAP is thus filled with estimations -- how long assets will last, how much of a receivable will actually be collected, what the future cost of a warranty may be, how much it will cost to pay for the retirement benefits of current employees, etc. The rules are subject to interpretation, and much of what we have seen in the current market is an interpretation that runs as close as possible to the line. Since GAAP is rules-based, many companies interpret their role as maximizing the reported earnings within the letter of the rule. (In fact, a company once told us that they viewed it as their duty to maximize reported earnings per share. We view it as a company's duty to maximize shareholder value and correctly and ethically represent the economics of its business in its financial statements.) This breakdown from a long-term shareholder view of a company's and board's fiduciary duties to a simplistic drive to maximize EPS is a key ingredient in explaining many of the bad decisions and borderline practices even at "good" companies.

  The move from being aggressive about interpreting the rules to actually breaking them was certainly crossed at some companies, but in others it was simply pushed to the limits. For the purposes of this discussion, we'll leave out cases where we have seen actual fraud. Our focus is on the broader cross-section of companies that did not actually break any rules. We believe the vast majority of corporations may have made mistakes or been aggressive, but that the level of actual fraud is not high.

  Our view is that companies should be more focused on the spirit of the rule and less on the letter of the rule. If the spirit of the rule is to match revenue and expenses, then acting purposefully to accelerate the recognition of revenue and delay the recognition of expenses is clearly wrong regardless of whether it is technically forbidden.

  There is some evidence that companies are actually beginning to adopt a focus on the spirit rather than the letter of the accounting rules. In recent earnings reports, we have seen a much higher deviation of results, indicating that auditors and internal policies are laying down the law -- no aggressive revenue practices, and use the most conservative expense policies. So, for example, companies that have "managed" their earnings (using little tricks in the estimation process) to either meet or beat published EPS estimates have actually "missed" numbers, even if just by a little. Companies are certainly building a lack of ability to manage earnings into their forward guidance, which is causing the recovery to appear to take longer to materialize. Companies will likely continue to have to make restatements of past results, which will further increase uncertainty in the short term, but in the long term will lead to significantly higher quality of earnings and (hopefully) a greater sustainability of results. The recent move by the SEC to force CEOs and CFOs to personally vouch for their financial statements will also reinforce this trend.

  The move by some companies to begin to expense stock options is also evidence that accounting conservatism is increasing. We believe that most companies want to "do the right thing," and will move to reassure investors by continuing to adopt policies that increase transparency and improve the quality of their financial statements. As we go through this process, however, there will continue to be inflammatory press reports about accounting practices at all companies as the reporters uncover the nitty-gritty details of specific revenue and expense practices. There will be some ugly revelations. There will be companies that fight against expensing their options and pursue other tactics to obscure their financial results. But, on the whole, quality of earnings will improve, the economy will continue to recover and companies with solid economics and good, trustworthy managements will thrive.

  As we look forward, we understand it is very difficult for our investors to hear -- once again -- that if we look to the long term and focus on buying very undervalued, good companies, our patience and perseverance will be rewarded. We believe that the market's current sentiment-driven extremity will, over the long term, turn out to be an opportunity to generate excess returns.

  We made very few changes to the portfolio in the quarter. We sold no names and we added only one new name: a very small position in Amdocs Limited. Amdocs provides outsourced billing services and software to telecommunications compa-nies. The problems of their customers have caused the normally stable revenue streams they receive to be truncated. In a stable or growing revenue environment, Amdocs has high margins, good returns on capital, relatively good predictability and great free cash flow. We have been watching the company for months, believing that the revenue the Street and the company were expecting could NOT materialize in the troubled environment. When this finally happened, the stock price corrected violently. Predictably, the analysts that write about the company went from incredibly positive to incredibly negative. (It is consistently amazing to us that people can write that a stock should be bought at $25 and sold at $9. We find it very difficult to make money that way.) The company reacted very well, in our view, committing to cost cuts immediately and using their substantial cash to repurchase shares. We purchased a small position at around $8, and believe the company is likely worth at least twice that price.

  As always, we are grateful for your support and we welcome any comments or questions you may have.

                                                  Lisa O. Rapuano, CFA

July 23, 2002
DJIA 7702.34

Performance Information

Legg Mason Special Investment Trust, Inc.

Total Returns for One, Five and Ten Years and Life of Class, as of June 30, 2002

  The returns shown are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in this Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a fund's return, so that they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders. Total returns as of June 30, 2002, for the Value Line Geometric Average(A) ("Value Line Index") and S&P 500 Stock Composite Index(B) are shown in the table below (additional Fund performance is shown with the graph).

  The Fund offers two classes of shares: Primary Class and Institutional Class. Information about the Institutional Class is contained in a separate report to its shareholders.

  Total returns as of June 30, 2002, were as follows:

                                                                S&P 500
                                      Special                    Stock
                                     Investment   Value Line   Composite
                                       Trust        Index        Index
------------------------------------------------------------------------
Average Annual Total Return
  Primary Class:
    One Year                           -14.17%     -18.88%      -17.99%
    Five Years                          +8.38%      -5.03%       +3.66%
    Ten Years                          +12.73%      +2.79%      +11.43%
    Life of Class(C)                   +12.43%      +2.53%      +12.62%

Cumulative Total Return
  Primary Class:
    One Year                           -14.17%     -18.88%      -17.99%
    Five Years                         +49.57%     -22.75%      +19.70%
    Ten Years                         +231.41%     +31.67%     +195.11%
    Life of Class(C)                  +590.83%     +50.97%     +610.68%
------------------------------------------------------------------------

---------------

(A) Composed of approximately 1,700 stocks, this index is a geometric average of the daily price percentage change in each stock, covering both large- and small-capitalization companies.

(B) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

(C) Special Investment Trust Primary Class inception date is December 30, 1985. Index returns are for periods beginning December 31, 1985.

Performance Comparison of a $10,000 Investment as of June 30, 2002

  The following graph compares the Fund's total returns to the Value Line and S&P 500 Stock Composite indices. The graph illustrates the cumulative total return of an initial $10,000 investment for the periods indicated. The line for the Fund represents the total return after deducting all fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The line representing each securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund's results and the indices' results assume reinvestment of all dividends and distributions.

  ---------------------------------------------
                Cumulative      Average Annual
               Total Return      Total Return
  ---------------------------------------------
  One Year        -14.17%          -14.17%
  Five Years      +49.57%           +8.38%
  Ten Years      +231.41%          +12.73%
  ---------------------------------------------

[PERFORMANCE LINE GRAPH]

                                               SPECIAL INVESTMENT TRUST -                                   STANDARD & POOR'S 500
                                                     PRIMARY CLASS              VALUE LINE INDEX(B)        STOCK COMPOSITE INDEX(A)
                                               --------------------------       --------------------       ------------------------
6/30/92                                                 10000                         10000                       10000
                                                        10020                         10022                       10315
                                                        11790                         10825                       10835
                                                        11744                         11367                       11308
                                                        12572                         11296                       11363
                                                        13945                         11682                       11657
                                                        14635                         11986                       11927
                                                        14252                         11563                       11474
6/30/94                                                 13196                         11159                       11523
                                                        13858                         11686                       12086
                                                        12722                         11265                       12084
                                                        13343                         11854                       13261
                                                        14365                         12628                       14527
                                                        15609                         13436                       15681
                                                        15584                         13438                       16625
                                                        17142                         14002                       17517
6/30/96                                                 18084                         14381                       18304
                                                        18522                         14463                       18870
                                                        20049                         15235                       20442
                                                        19127                         15051                       20990
                                                        22157                         17044                       24655
                                                        25507                         18968                       26502
                                                        24484                         18443                       27263
                                                        27329                         20293                       31066
6/30/98                                                 27095                         19350                       32092
                                                        21545                         15556                       28899
                                                        30191                         17745                       35054
                                                        31935                         16613                       36801
                                                        34459                         18906                       39394
                                                        33365                         16954                       36934
                                                        40920                         17497                       42430
                                                        41052                         17400                       43403
6/30/00                                                 38237                         16556                       42250
                                                        39297                         17043                       41841
                                                        36009                         15972                       38567
                                                        33770                         14989                       33995
                                                        38614                         16231                       35984
                                                        28461                         12628                       30702
                                                        36823                         15001                       33983
                                                        38996                         15352                       34076
6/30/02                                                 33141                         13167                       29511

---------------

(A) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

(B) Composed of approximately 1,700 stocks, this index is a geometric average of the daily price percentage change in each stock, covering both large- and small-capitalization companies.

     THE GRAPH DOES NOT REFLECT THE DEDUCTIONS OF TAXES THAT A SHAREHOLDER
       WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

             PAST PERFORMANCE DOES NOT INDICATE FUTURE PERFORMANCE.

SELECTED PORTFOLIO PERFORMANCE(A)

Strong performers for the 2nd quarter 2002(B)
----------------------------------------------
 1.   Big Lots, Inc.                   +40.1%
 2.   Wellpoint Health Networks
       Inc.                            +22.2%
 3.   Anthem, Inc.                     +17.2%
 4.   Amazon.com, Inc.                 +13.6%
 5.   UnionBanCal Corporation           +7.1%
 6.   Sovereign Bancorp Inc.            +6.6%
 7.   Amazon.com, Inc., Cv., 4.75%,
       due 2/1/09                       +5.1%
 8.   Republic Services, Inc.           +2.1%
 9.   Acxiom Corporation                +2.0%
10.   Radian Group Inc.                 -0.4%

Weak performers for the 2nd quarter 2002(B)
-------------------------------------------
 1.  CNET Networks, Inc.            -63.7%
 2.  Broadwing Inc.                 -62.8%
 3.  Research In Motion Limited     -59.0%
 4.  Enterasys Networks, Inc.       -57.9%
 5.  Riverstone Networks, Inc.      -47.8%
 6.  Calpine Corporation            -44.7%
 7.  Nextel Communications, Inc.    -40.3%
 8.  Sybase, Inc.                   -39.6%
 9.  AOL Time Warner Inc.           -37.8%
10.  Accenture Ltd.                 -28.8%

  (A) Individual security performance is measured by the change in the security's price; for stocks, dividends are assumed to be reinvested at the time they are paid.

  (B) Securities held for the entire quarter.

PORTFOLIO CHANGES

 Securities added during the 2nd quarter 2002
----------------------------------------------
Amdocs Limited

 Securities sold during the 2nd quarter 2002
----------------------------------------------
None

Portfolio of Investments

June 30, 2002 (Unaudited)
(Amounts in Thousands)

Legg Mason Special Investment Trust, Inc.

                                                            Shares/Par           Value
-----------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 95.3%

Consumer Discretionary -- 20.2%
 Hotels, Restaurants and Leisure -- 3.3%
 Mandalay Resort Group                                          2,526          $   69,636(A)
                                                                               ----------
 Internet and Catalog Retail -- 4.3%
 Amazon.com, Inc.                                               5,500              89,375(A)
                                                                               ----------
 Media -- 7.9%
 AOL Time Warner Inc.                                           1,673              24,610(A)
 USA Interactive                                                3,200              75,040(A)
 WPP Group plc                                                  8,027              67,802
                                                                               ----------
                                                                                  167,452
                                                                               ----------
 Multiline Retail -- 3.7%
 Big Lots, Inc.                                                 4,000              78,720(A)
                                                                               ----------
 Specialty Retail -- 1.0%
 The TJX Companies, Inc.                                        1,097              21,512
                                                                               ----------
Financials -- 23.4%
 Banks -- 6.5%
 Banknorth Group, Inc.                                          1,600              41,632
 Sovereign Bancorp Inc.                                         3,600              53,820
 UnionBanCal Corporation                                          913              42,760
                                                                               ----------
                                                                                  138,212
                                                                               ----------
 Diversified Financials -- 7.1%
 AmeriCredit Corp.                                              2,600              72,930(A)
 Providian Financial Corporation                               13,000              76,440
                                                                               ----------
                                                                                  149,370
                                                                               ----------
 Insurance -- 9.8%
 Radian Group Inc.                                              2,526             123,395
 UnumProvident Corporation                                      3,300              83,985
                                                                               ----------
                                                                                  207,380
                                                                               ----------
Health Care -- 15.1%
 Biotechnology -- 1.3%
 Cell Genesys, Inc.                                             2,100              28,327(A,B)
                                                                               ----------

                                                            Shares/Par           Value
-----------------------------------------------------------------------------------------
Health Care -- Continued
 Health Care Providers and Services -- 13.8%
 Anthem, Inc.                                                     920          $   62,055(A)
 Caremark Rx, Inc.                                              4,883              80,561(A)
 Wellpoint Health Networks Inc.                                 1,900             147,839(A)
                                                                               ----------
                                                                                  290,455
                                                                               ----------
Industrials -- 10.9%
 Commercial Services and Supplies -- 10.9%
 Ceridian Corporation                                           3,000              56,940(A)
 Manpower Inc.                                                  1,700              62,475
 Republic Services, Inc.                                        5,808             110,755(A)
                                                                               ----------
                                                                                  230,170
                                                                               ----------
Information Technology -- 17.8%
 Communications Equipment -- 2.9%
 Enterasys Networks, Inc.                                       8,928              15,892(A)
 Research In Motion Limited                                     2,600              29,588(A)
 Riverstone Networks, Inc.                                      4,988              15,612(A)
                                                                               ----------
                                                                                   61,092
                                                                               ----------
 Internet Software and Services -- 1.2%
 CNET Networks, Inc.                                           13,000              25,870(A,B)
                                                                               ----------
 IT Consulting and Services -- 6.5%
 Accenture Ltd.                                                 2,625              49,875(A)
 Acxiom Corporation                                             5,000              87,450(A,B)
                                                                               ----------
                                                                                  137,325
                                                                               ----------
 Software -- 7.2%
 Amdocs Limited                                                   700               5,285(A)
 Sybase, Inc.                                                   5,179              54,642(A,B)
 Symantec Corporation                                           2,760              90,679(A)
                                                                               ----------
                                                                                  150,606
                                                                               ----------
Telecommunication Services -- 6.3%
 Diversified Telecommunication Services -- 4.1%
 Broadwing Inc.                                                15,000              39,000(A,B)
 Level 3 Communications, Inc.                                  16,000              47,200(A)
                                                                               ----------
                                                                                   86,200
                                                                               ----------
 Wireless Telecommunication Services -- 2.2%
 Nextel Communications, Inc.                                   14,632              46,970(A)
                                                                               ----------

                                                            Shares/Par           Value
-----------------------------------------------------------------------------------------
Utilities -- 1.6%
 Electric Utilities -- 1.6%
 Calpine Corporation                                            4,700          $   33,041(A)
                                                                               ----------
Total Common Stock and Equity Interests
 (Identified Cost -- $1,782,871)                                                2,011,713
-----------------------------------------------------------------------------------------
Corporate and Other Bonds -- 3.7%

Amazon.com, Inc., Cv., 4.75%, due 2/1/09                     $120,000              77,568
                                                                               ----------
Total Corporate and Other Bonds (Identified
 Cost -- $76,487)                                                                  77,568
-----------------------------------------------------------------------------------------
Repurchase Agreements -- 0.6%

Goldman, Sachs and Company 1.96%, dated 6/28/02, to be
 repurchased at $6,243 on 7/1/02 (Collateral: $6,147
 Fannie Mae mortgage-backed securities, 7%, due 4/1/32,
 value $6,392)                                                  6,242               6,242

State Street Bank and Trust Company
 1.9%, dated 6/28/02, to be repurchased at $6,243 on
 7/1/02 (Collateral: $6,270 Fannie Mae notes, 3%, due
 1/30/04, value $6,371)                                         6,242               6,242
                                                                               ----------
Total Repurchase Agreements (Identified Cost -- $12,484)                           12,484
-----------------------------------------------------------------------------------------
Total Investments -- 99.6% (Identified Cost -- $1,871,842)                      2,101,765
Other Assets Less Liabilities -- 0.4%                                               8,941
                                                                               ----------

NET ASSETS -- 100%                                                             $2,110,706
                                                                               ==========

NET ASSET VALUE PER SHARE:
 PRIMARY CLASS                                                                     $29.22
                                                                                   ======
 INSTITUTIONAL CLASS                                                               $32.14
                                                                                   ======
-----------------------------------------------------------------------------------------

(A) Non-income producing.

(B) Affiliated Company -- As defined in the Investment Company Act of 1940, an "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At June 30, 2002, the total market value of Affiliated Companies was $235,289 and the identified cost was $429,500.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Legg Mason offers a wide range of mutual funds to meet investors' varying financial needs and investment goals. The funds are listed below:

EQUITY FUNDS:                               SPECIALTY FUNDS:
Value Trust                                 Balanced Trust
Special Investment Trust                    Financial Services Fund
American Leading Companies Trust            Opportunity Trust
Classic Valuation Fund
Focus Trust
U.S. Small-Capitalization Value Trust

GLOBAL FUNDS:                               TAXABLE BOND FUNDS:
Global Income Trust                         U.S. Government Intermediate-Term Portfolio
Europe Fund                                 Investment Grade Income Portfolio
International Equity Trust                  High Yield Portfolio
Emerging Markets Trust

TAX-FREE BOND FUNDS:                        MONEY MARKET FUNDS:
Tax-Free Intermediate-Term Income Trust     U.S. Government Money Market Portfolio
Maryland Tax-Free Income Trust              Cash Reserve Trust
Pennsylvania Tax-Free Income Trust          Tax Exempt Trust

For information on the specific risks, charges, and expenses associated with any Legg Mason fund, please consult a Legg Mason Financial Advisor for a prospectus. Read it carefully before investing or sending money.




                                                         [LEGG MASON FUNDS LOGO]

                        Investment Adviser

                          Legg Mason Funds Management, Inc.
                          Baltimore, MD

                        Board of Directors

                          John F. Curley, Jr., Chairman
                          Mark R. Fetting, President
                          Richard G. Gilmore
                          Arnold L. Lehman
                          Raymond A. Mason
                          Dr. Jill E. McGovern
                          G. Peter O'Brien
                          T. A. Rodgers

                        Transfer and Shareholder Servicing Agent

                          Boston Financial Data Services
                          Boston, MA

                        Custodian

                          State Street Bank & Trust Company
                          Boston, MA

                        Counsel

                          Kirkpatrick & Lockhart LLP
                          Washington, DC

                        Independent Accountants

                          PricewaterhouseCoopers LLP
                          Baltimore, MD

    This report is not to be distributed unless preceded or accompanied by a prospectus.

                      LEGG MASON WOOD WALKER, INCORPORATED
                        MEMBER NYSE, INC. - MEMBER SIPC
                    ---------------------------------------

                                100 Light Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                                410 - 539 - 0000

LMF-285
8/02